                                                                   EXHIBIT 10.59



================================================================================


                         SECURITIES PURCHASE AGREEMENT


                                     among

                             iXL ENTERPRISES, INC.


                                      and


                          THE INVESTORS NAMED HEREIN


                       2,000,000 Shares of Common Stock

                                      and

             Warrants to Purchase 1,500,000 Shares of Common Stock



                           Dated as of April 7, 1999



================================================================================

                               Table of Contents
                               -----------------

                                                                                      Page
                                                                                      ----
ARTICLE I         DEFINITIONS......................................................    1
   Section 1.1    Definitions......................................................    1
   Section 1.2    Rules of Construction............................................    7

ARTICLE II        PURCHASE AND SALE OF SECURITIES..................................    7
   Section 2.1    Issue and Sale of Securities.....................................    7
   Section 2.2    Purchase and Sale of Securities..................................    8
   Section 2.3    Issue Taxes......................................................    9

ARTICLE III       CLOSING CONDITIONS...............................................   10
   Section 3.1    Conditions to Obligations of the Investors.......................   10
   Section 3.2    Conditions to Obligations of the Company.........................   13

ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................   14
   Section 4.1    Due Incorporation and Good Standing..............................   14
   Section 4.2    Capitalization...................................................   14
   Section 4.3    Subsidiaries.....................................................   15
   Section 4.4    Authority........................................................   15
   Section 4.5    Authorization, Etc. of Shares....................................   15
   Section 4.6    Authorization, Etc. of Warrant Agreement and Warrant Shares......   16
   Section 4.7    No Violation or Conflict; No Default.............................   16
   Section 4.8    No Material Adverse Change; Financial Statements.................   17
   Section 4.9    Full Disclosure..................................................   18
   Section 4.10   Private Offering.................................................   18
   Section 4.11   No Brokers.......................................................   19
   Section 4.12   Litigation.......................................................   19
   Section 4.13   Labor Relations..................................................   19
   Section 4.14   Taxes............................................................   20
   Section 4.15   Environmental Matters............................................   21
   Section 4.16   ERISA............................................................   22
   Section 4.17   Intellectual Property Rights.....................................   23
   Section 4.18   Compliance with Laws.............................................   23
   Section 4.19   Agreements.......................................................   24
   Section 4.20   Year 2000........................................................   24
   Section 4.21   SEC Reports......................................................   24

ARTICLE V         REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR...................................   25
   Section 5.1    Organization and Standing.........................................................   25
   Section 5.2    Purchase for Own Account..........................................................   25
   Section 5.3    Accredited Investor; No Solicitation..............................................   25
   Section 5.4    Qualified Institutional Buyer.....................................................   26
   Section 5.5    Authorization.....................................................................   26
   Section 5.6    ERISA.............................................................................   26

ARTICLE VI        COVENANTS.........................................................................   27
   Section 6.1    Inspection of Properties and Records..............................................   27
   Section 6.2    Financial Statements..............................................................   27
   Section 6.3    Indemnification for Finder's Fees.................................................   28
   Section 6.4    Publicity; Press Releases.........................................................   28
   Section 6.5    Lock-Up...........................................................................   28
   Section 6.6    HSR Filing........................................................................   29

ARTICLE VII       MISCELLANEOUS.....................................................................   29
   Section 7.1    Notices...........................................................................   29
   Section 7.2    Successors and Assigns............................................................   30
   Section 7.3    No Waivers; Amendments............................................................   30
   Section 7.4    Counterparts......................................................................   31
   Section 7.5    Section Headings..................................................................   31
   Section 7.6    GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL...................   31
   Section 7.7    Entire Agreement..................................................................   32
   Section 7.8    Severability......................................................................   32
   Section 7.9    Further Assurances................................................................   32
   Section 7.10   No Survival of Representations and Warranties; No Recourse........................   32
   Section 7.11   Termination.......................................................................   32
   Section 7.12   Disclosure of Financial Information...............................................   33

   Exhibit A - Form of Warrant Agreement
   Exhibit B - Form of Minkin & Snyder Opinion
   Exhibit C - Form of Agreement to be Bound to the Registration Rights Agreement

                         SECURITIES PURCHASE AGREEMENT

      This SECURITIES PURCHASE AGREEMENT (the "Agreement") is dated as of April
                                               ---------
7, 1999, and entered into by and among iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the investors listed on the signature pages
                  -------
hereto (each an "Investor" and collectively, the "Investors").
                 --------                         ---------

      In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company agrees, and each of the Investors agrees, severally but not jointly, as follows:


                                   ARTICLE I

                                  DEFINITIONS

      Section 1.1  Definitions.  As used in this Agreement, the following terms
                   -----------
shall have the following meanings:

      "Affiliate," as applied to any specified Person, shall mean any other
       ---------
Person that, directly or indirectly, controls, is controlled by or is under common control with such specified Person. For purposes of the foregoing, "control," when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms "controlled" and "controlling" shall have meanings correlative to the foregoing. In the case of a Person who is an individual, the term "Affiliate" shall include, with respect to such specified Person (i) members of such specified Person's immediate family (as defined in
        -
Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act) and
(ii) trusts, the trustee or the beneficiaries of which are such specified Person
 --
or members of such Person's immediate family as determined in accordance with the foregoing clause (i). Notwithstanding the foregoing, the Investors and their respective Affiliates shall not be deemed Affiliates of the Company for purposes of this Agreement.

      "Audit" shall mean any audit, assessment of Taxes, other examination by
       -----
any Tax Authority, proceeding or appeal of such proceeding relating to Taxes.

      "Business Day" shall mean each day other than Saturdays, Sundays and days
       ------------
when commercial banks are required or authorized by law or executive order to be closed for business in New York, New York.

      "Charter Documents" means the certificate of incorporation, bylaws and any
       -----------------
other organizational document, as amended or restated (or both) to date, of the Company, or any of its Subsidiaries, as applicable.

      "Closing" has the meaning ascribed thereto in Section 2.2(b).
       -------                                      --------------

      "Closing Date" has the meaning ascribed thereto in Section 2.2(b).
       ------------                                      --------------

      "Code" means the Internal Revenue Code of 1986, as amended, or any similar
       ----
Federal law then in force, and the rules and regulations promulgated thereunder, all as the same may from time to time be in effect.

      "Common Stock" has the meaning ascribed thereto in Section 2.1.
       ------------                                      -----------

      "Consolidated" or "consolidated," when used with reference to any
       ------------      ------------
accounting term, means the amount described by such accounting term, determined on a consolidated basis in accordance with GAAP, after elimination of intercompany items.

      "Contracts" has the meaning ascribed thereto in Section 4.7(a)(3).
       ---------                                      -----------------

      "Documents" means this Agreement, the Warrant Agreement and the
       ---------
Registration Rights Agreement, collectively, or each of such documents singularly, and any documents or instruments contemplated by or executed in connection with any of them or any of the transactions contemplated hereby or thereby.

      "Employee Benefit Plan" has the meaning ascribed thereto in Section 4.16.
       ---------------------                                      ------------

      "Environmental Claim" means any claim, action, cause of action,
       -------------------
investigation of which the Company or any of its Subsidiaries, including any of their management employees, are aware, or written notice by any Person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (a) the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased, used or operated by the Company or any of its Subsidiaries, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

      "Environmental Laws" means all Legal Requirements relating to pollution or
       ------------------
protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata and natural resources), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

      "Equity Interest" means (i) with respect to a corporation, any and all
       ---------------
issued and outstanding capital stock and warrants, options or other rights to acquire capital stock and (ii) with respect to a partnership, limited liability company or similar Person, any and all units, interests, or other equivalents of, or other ownership interests in any such Person and warrants, options or other rights to acquire any such units or interests.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as
       -----
amended from time to time, and any successor statute or law thereto.

      "ERISA Affiliate" has the meaning ascribed thereto in Section 4.16.
       ---------------                                      ------------

      "GAAP" means United States generally accepted accounting principles.
       ----

      "Governmental Body" shall mean any Federal, state, local or foreign
       -----------------
governmental authority or regulatory body, any subdivision, agency, commission or authority thereof or any quasi-governmental or private body exercising any governmental regulatory authority thereunder and any Person directly or indirectly owned by and subject to the control of any of the foregoing, or any court, arbitrator or other judicial or quasi-judicial tribunal.

      "Holder" or "Holders" means each Investor and any Affiliate or Related
       ------      -------
Person of any Investor that is or becomes a holder of any of the Securities, in each case, so long as such Person holds any Securities.

      "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976,
       -------
as amended, and the rules and regulations thereunder.

      "Inspectors" has the meaning ascribed thereto in Section 6.2.
       ----------                                      -----------

      "Intellectual Property Rights" means all industrial and intellectual
       ----------------------------
property rights, including, without limitation, patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, know-how, trade secrets, proprietary processes and formulae, confidential information, franchises, licenses, inventions, instructions, marketing materials, trade dress, logos and designs and all documentation and media constituting, describing or relating to the foregoing, including manuals, memoranda and records.

      "Investors" means the investors signatory to this Agreement.
       ---------

      "IPO" has the meaning ascribed thereto in Section 2.2(a).
       ---                                      --------------

      "Kelso" means collectively Kelso Investment Associates V, L.P., a Delaware
       -----
limited partnership, and Kelso Equity Partners V, L.P., a Delaware limited partnership.

      "Laws" has the meaning ascribed thereto in Section 4.7(a)(2).
       ----                                      -----------------

      "Legal Requirements" means, as to any Person, all Federal, state, local or
       ------------------
foreign laws, statutes, rules, regulations, ordinances, judgments, orders, decrees, permits, certificates, requirements, regulations and restrictions of any Governmental Body applicable to such Person or any of its properties or assets.

      "Liability" means any liability or obligation, whether known or unknown,
       ---------
asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due, regardless of when asserted.

      "Lien" means any mortgage, pledge, lien, encumbrance, charge or adverse
       ----
claim affecting title or resulting in a charge against real or personal property, or security interest of any kind (including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

      "Material Adverse Effect" means (a) a material adverse effect upon the
       -----------------------         -
business, operations, prospects, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (b) a
                                                                      -
material adverse effect on the ability of the Company to perform its obligations under this Agreement or any of the other Documents.

      "Materials of Environmental Concern" means chemicals, pollutants,
       ----------------------------------
contaminants, industrial, toxic or hazardous wastes, substances or constituents, petroleum and petroleum products (or any by-product or constituent thereof), asbestos or asbestos-containing materials or PCBs.

      "Notices" has the meaning ascribed thereto in Section 7.1.
       -------                                      -----------

      "Permitted Lien"  shall mean the following Liens:  (a) Liens existing on
       --------------
the Closing Date as listed on Schedule 1.1; (b) Liens for taxes, assessments or
                              ------------
other governmental charges or levies not yet due; (c) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business of the Company consistent with past practices for amounts not yet due; (d) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business of the Company consistent with past practices in connection with worker's compensation, unemployment insurance or other types of social security; and (e) with respect to interests in real property, minor defects of title, easements, rights-of-way, restrictions and other similar charges or Liens not materially detracting from the value or materially interfering with the use of such real property.

      "Person" means an individual, partnership, corporation, trust or
       ------
unincorporated organization or a government or agency or political subdivision thereof.

      "Proceeding" means any legal, administrative or arbitration action, suit,
       ----------
complaint, charge, hearing, inquiry, investigation or proceeding (including any partial or threatened proceedings).

      "Registration Rights Agreement" has the meaning ascribed thereto in
       -----------------------------
Section 2.1.
-----------

      "Registration Statement" means the Company's Registration Statement on
       ----------------------
Form S-1 and all amendments thereto, as filed with the SEC.

      "Related Person" means, with respect to any Investor, (i) any officer,
       --------------                                        -
director or partner of, or Person controlling, such Investor or (ii) any other
                                                                 --
Person that is (x) an Affiliate of such Investor, (y) an Affiliate of the
                -                                  -
general partner(s), investment manager(s) or investment advisor(s) of such Investor or (z) an investment fund, investment account or investment entity
             -
whose investment manager, investment advisor or general partner thereof is such Investor or an Affiliate of such Investor.

      "SEC" means the Securities and Exchange Commission and any successor
       ---
thereto.

      "Securities Act" means the Securities Act of 1933, as amended, and the
       --------------
rules and regulations of the SEC thereunder, and any successor statute or law thereto.

      "Security" or "Securities" has the meaning ascribed thereto in Section
       --------      ----------                                      -------
2.1.

      "Shares" has the meaning ascribed thereto in Section 2.1.
       ------                                      -----------

      "Stockholders' Agreement" means the Second Amended and Restated
       -----------------------
Stockholders' Agreement, among the Company and the Investors named therein, dated as of August 14, 1998.

      "Subsidiary" of any person means (a) a corporation in which such Person, a
       ----------                       -
subsidiary of such Person, or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination, has either (i) a
                                                                          -
majority ownership
interest or (ii) the power, under ordinary circumstances, to elect, or to
                                --
direct the election of, a majority of the board of directors of such corporation, or (b) a partnership in which such Person, a subsidiary of such
                 -
Person, or such Person and one or more subsidiaries of such Person (i) is, at
                                                                    -
the date of determination, a general partner of such partnership, or (ii) has
                                                                      --
a majority ownership interest in such partnership or the right to elect, or to direct the election of, a majority of the governing body of such partnership, or
(c) any other Person (other than a corporation or a partnership) in which such
 -
Person, a subsidiary of such Person, or such Person and one or more subsidiaries of such Person has either (i) at least a majority ownership interest or (ii) the
                           -                                             --
power to elect, or to direct the election of, a majority of the directors or other governing body of such Person.

      "Tax" means any Taxes and the term "Taxes" means, with respect to any
       ---                                -----
Person, (A) all income taxes (including any tax on or based upon net income, or gross income, or income as specially defined, or earnings, or profits, or selected items of income, earnings or profits) and all gross receipts, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, alternative or add-on minimum taxes, customs duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign) on such Person and (B) any Liability for the payment of any amount of the type described in the immediately preceding clause
(A) as a result of being a "transferee" (within the meaning of Section 6901 of the Code or any other Law) of another Person or a member of an affiliated or combined group.

      "Tax Authority" means the Internal Revenue Service and any other domestic
       -------------
or foreign governmental authority responsible for the administration of any Taxes.

      "Tax Returns" shall mean all Federal, state, local and foreign tax
       -----------
returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax Return relating to Taxes.

      "Transactions" has the meaning ascribed thereto in Section 4.4.
       ------------                                      -----------

      "Transfer" means any direct or indirect sale, assignment, mortgage,
       --------
transfer, pledge, hypothecation or other disposition or transfer.

      "Voting Securities" means any class of equity interests of a Person
       -----------------
pursuant to which the holders thereof have, at the time of determination, the general power under ordinary circumstances to vote for the election of directors, managers, trustees or general partners of such Person (irrespective of whether or not at the time any other class or classes will have or might have the general power under ordinary circumstances to vote for the election of directors, managers, trustees or general partners by reason of the happening of any contingency).

      "Warrant Agreement" means the Warrant Agreement between the Company and
       -----------------
the Investors, to be entered into at the Closing pursuant to this Agreement, substantially in the form of Exhibit A hereto.

      "Warrants" has the meaning ascribed thereto in Section 2.1.
       --------                                      -----------

      "Warrant Shares" has the meaning ascribed thereto in Section 2.1.
       --------------                                      -----------

      Section 1.2  Rules of Construction.  Unless the context otherwise
                    ---------------------
requires:

      (a)  a term has the meaning assigned to it;

      (b)  "or" is not exclusive;

      (c) words in the singular include the plural, and words in the plural include the singular;

      (d)  provisions apply to successive events and transactions; and

      (e) "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision.


                                  ARTICLE II

                        PURCHASE AND SALE OF SECURITIES

       Section 2.1  Issue and Sale of Securities.  The Company has authorized
                    ----------------------------
the issuance and sale to the Investors, in the respective amounts set forth below such Investor's name on the signature page hereto, of (i) an aggregate of
                                                             -
2,000,000 shares of the Company's common stock, par value $.01 (the "Common
                                                                     ------
Stock"), to be issued to the Investors and (ii) warrants (the "Warrants") to
-----                                       --                 --------
purchase an aggregate of 1,500,000 shares of Common Stock, subject to adjustment as set forth in the Warrant Agreement. The shares of Common Stock issued on the Closing Date pursuant to this Agreement (the "Shares") and the Warrants are
                                              ------
referred to herein as a "Security" and collectively as the "Securities" and the
                         --------                           ----------
shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." Each Holder of Securities will have certain
               --------------
registration rights with respect to the Shares and the Warrant Shares as set forth in the

Registration Rights Agreement, dated as of April 30, 1996, by and among the Company and certain stockholders of the Company (the "Registration Rights
                                                      -------------------
Agreement").
----------

      Each Warrant shall be substantially in the form attached as Exhibit A to the Warrant Agreement. Each Warrant shall be dated the date of its issuance. The Warrants will be exercisable in the manner provided in the Warrant Agreement for a number of Warrant Shares as provided in the Warrant Agreement. The terms and provisions contained in the Warrant Agreement and in the Warrants shall constitute, and are hereby expressly made, a part of this Agreement and, to the extent applicable, the Company and the Holders, by their execution and delivery of this Agreement, expressly agree to such terms and provisions and to be bound thereby.

      Section 2.2  Purchase and Sale of Securities.  (a)  Purchase and Sale.
                   -------------------------------        -----------------
Subject to the terms and conditions set forth herein and in reliance on the respective representations and warranties of the Company, on the one hand, and the Investors, on the other hand, contained herein, the Company agrees to sell to each Investor, and each of the Investors agrees, severally but not jointly, to purchase from the Company (i) the shares of Common Stock indicated on Annex 1
                              -                                          -------
attached hereto for an aggregate purchase price equal to the product of (A) the
                                                                         -
"per share price to public" specified for the shares of Common Stock in the final prospectus for the Company's initial public offering of Common Stock contemplated by the Registration Statement (the "IPO") times (B) the aggregate
                                                 ---   -----  -
number of Shares being purchased by such Investor as indicated on Annex 1 and
                                                                  -------
(ii) the Warrants for the consideration reflected in the Warrant Agreement.
---

      (b)  Closing.  The purchase and sale of the Securities shall take place at
           -------
a closing (the "Closing") at the offices of Debevoise & Plimpton, 875 Third
                -------
Avenue, New York, New York, 10022, on the later of (i) the date of the closing of the IPO and (ii) the second Business Day after the termination of the waiting
                --
period applicable to the Transactions under the HSR Act (the "Closing Date").
                                                              ------------
At the Closing, the Company will deliver to each of the Investors the Securities to be purchased by such Investor (registered in such Investor's name or the name of such nominee or nominees as such Investor may request), dated the Closing Date, against payment of the purchase price therefor by intra-bank or Federal funds bank wire transfer of same day funds to such bank account within the United States as the Company shall designate at least two Business Days prior to the Closing.

      (c)  Fees and Expenses.  Provided that the Closing occurs, the Company
           -----------------
agrees to pay or reimburse all expenses relating to this Agreement, including but not limited to:

      (1) each Investor's expenses incurred in connection with the transactions contemplated by this Agreement and the other Documents, including, without limitation, costs incurred in connection with such Investor's review of the Company's business and operations, including the reasonable fees and other charges and expenses of the Investor's counsel incurred in connection herewith or with the other Documents;

      (2) any reasonable fees and other charges and expenses (including the reasonable fees and other charges and expenses of counsel) incurred in connection with any registration or qualification of the Securities required in connection with the offer and sale of the Securities pursuant to this Agreement under the securities or "blue sky" laws of any jurisdiction requiring such registration or qualification or in connection with obtaining any exemptions from such requirements; and

      (3) each Investor's or Holder's expenses (including the reasonable fees and other charges and expenses of their counsel) relating to any amendment to, or modification of, or any waiver or consent or preservation of rights under, this Agreement, the Securities or any of the other Documents.

      Reimbursement of the expenses to which such Investor is entitled pursuant to this Section 2.2(c), including, without limitation, the reasonable fees and
        --------------
other charges and expenses of such Investor's counsel, shall be made concurrently with the Closing by intra-bank or Federal funds bank wire transfer of same day funds, or at such other time and in such other manner as the Company and the Investors may agree.

      (d)  Other Investors.  The obligations of each Investor shall be several
           ---------------
and not joint, and no Investor shall be liable or responsible for the acts of any other Investor under this Agreement.

       Section 2.3  Issue Taxes.  The Company agrees to pay all Taxes (other
                    -----------
than Taxes in the nature of income, franchise or gift taxes) and governmental fees arising in connection with the issuance, sale, delivery or transfer by the Company to each Holder of the Shares, the Warrants and the Warrant Shares, as the case may be, and the execution and delivery of the other Documents and any modification of any of such Securities and Documents and will hold such Holder harmless without limitation as to time against any and all liabilities with respect to all such Taxes and fees.


                                  ARTICLE III

                              CLOSING CONDITIONS

       Section 3.1  Conditions to Obligations of the Investors.  The obligations
                    ------------------------------------------
of each Investor to purchase and pay for the Securities to be delivered to such Investor at the Closing shall be subject to the satisfaction (or waiver by the Investors) of each of the following conditions on or before the Closing Date:

       (a)  Delivery of Documents.   The Company shall have delivered to each
            ---------------------
Investor, in form and substance satisfactory to such Investor, the following:

       (i) The Shares and Warrants being purchased by such Investor, duly executed by the Company, in the aggregate number set forth below such Investor's name on the signature pages hereto.

      (ii) An opinion, dated the Closing Date and addressed to each Investor, from Minkin & Snyder, a professional corporation, counsel for the Company, as to the matters set forth in Exhibit B attached hereto.

      (iii) Copies of the certificate of incorporation of the Company, together with good standing certificates from the state of its incorporation, from the state in which its principal place of business is located, and from all states in which the laws thereof require the Company to be qualified and/or licensed to do business, except where the failure to be so qualified would not result in a Material Adverse Effect, each to be dated a recent date prior to the Closing Date and certified by the applicable Secretary of State or other authorized governmental entity.

      (iv) a certificate of the Secretary of the Company, dated the Closing Date, certifying (A) a copy of the bylaws of the Company, (B) resolutions of
                     -                                        -
   the Board of Directors of the Company, authorizing the execution, delivery and performance of this Agreement, the Warrant Agreement and the other Documents to which the Company is a party and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Shares and Warrants pursuant to this Agreement, and (C) as to the incumbency
                                                        -
   and genuineness of the signatures of the officers of the Company.

      (v) A certificate of an officer of the Company, dated the Closing Date, certifying as to the satisfaction of conditions specified in Sections 3.1(b) and 3.1(d).

      (vi) Such additional information and materials as any Investor may reasonably request.

      (b)   Compliance with Agreements.  The Company shall have performed and
            --------------------------
complied in all material respects with all agreements, covenants and conditions contained herein, in each of the other Documents and in any other document contemplated hereby or thereby which are required to be performed or complied with by the Company on or before the Closing Date.

     (c)   Completion of Other Transactions.  Simultaneously with or prior to
           --------------------------------
the sale to each Investor of the Securities to be purchased by such Investor:

     (i)   The Company shall have executed and delivered the Warrant Agreement.

     (ii) The Company shall have executed and delivered an Agreement to be Bound to the Registration Rights Agreement of the Company, dated as of the Closing Date, in the form of Exhibit C attached hereto, with respect to each Investor other than General Electric Capital Corporation ("GECC").

     (iii) The IPO shall have been consummated.

     (iv) All the other Investors listed in the signature pages hereof shall have consummated their purchase of securities pursuant to this Agreement.

     (v) The Company shall have executed and delivered the necessary documentation, reasonably satisfactory to the parties hereto, to make the Investors parties to the Stockholders' Agreement.

     (d)   Representations and Warranties.  All of the representations and
           ------------------------------
warranties of the Company contained herein or in any of the other Documents shall be true and correct in all material respects on and as of the Closing Date, except those representations and warranties of the Company that speak as of a certain date, which representations and warranties shall have been true and correct in all material respects as of such date, both before and after giving effect to the transactions contemplated hereby and by the other Documents.

     (e)   Proceedings Satisfactory.  All proceedings taken in connection with
           ------------------------
the sale of the Securities, the transactions contemplated hereby, and all documents and papers relating thereto, shall be reasonably satisfactory to such Investor. Such Investor and its counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, or as a basis for the opinions to be delivered pursuant to Section 3.1(a)(ii), all
                                                        ------------------
in form and substance satisfactory to such Investor.

     (f)   Consents and Permits.  The Company shall have received all consents,
           --------------------
permits, approvals and authorizations and sent or made all notices, filings, registrations and qualifications as may be required pursuant to any law, statute, regulation or rule (Federal, state, local or foreign) or pursuant to any other agreement, order or decree to which any of them is a party or to which any of them is subject, in connection with the transactions to be consummated on or prior to the Closing Date as contemplated by this Agreement or any of the other Documents.

     (g)   No Material Adverse Change.  There shall not have been any material
           --------------------------
adverse change in the properties, business, operations, assets, prospects, condition

(financial or otherwise) of the Company and its Subsidiaries taken as a whole since December 31, 1998.

     (h)   No Material Judgment or Order.  There shall not be on the Closing
           -----------------------------
Date any judgment or order of a court of competent jurisdiction or any ruling of any Federal, state or local Governmental Body that, in the reasonable judgment of any Investor or its counsel, would prohibit the sale or issuance of the Securities hereunder or subject the Company or any Investor to any material penalty or liability if the Securities were to be issued and sold hereunder or the other Transactions are consummated.

     (i)   HSR Act.  The waiting period under the HSR Act applicable to the
           -------
Transactions shall have been terminated.

     (j)   No Material Proceedings.   No Proceeding shall have been pending or
           -----------------------
threatened as of the Closing Date to restrain, prohibit or otherwise challenge the Transactions, nor shall any Governmental Body have notified any party to this Agreement that the consummation of the Transactions hereby would constitute a violation of the laws of the United States or the laws of any State thereof or the laws of the jurisdiction to which such Governmental Body is subject and that it intends to commence proceedings to restrain the consummation of such transactions, to force divestiture if the same are consummated or to materially modify the terms or results of such Transactions unless such Governmental Body shall have withdrawn such notice, or has otherwise indicated in writing that it will not take any action.

     Section 3.2    Conditions to Obligations of the Company.  The obligations
                    ----------------------------------------
of the Company to sell and issue the Securities to be delivered to each Investor at the Closing shall be subject to the satisfaction (or waiver by the Company) of each of the following conditions on or before the Closing Date:

     (a)   Completion of Other Transactions.  Simultaneously with or prior to
           --------------------------------
the sale to each Investor of the Securities to be purchased by such Investor:

     (i) All of the other Investors listed in the signature pages hereof shall have consummated their purchase of Securities pursuant to this Agreement.

     (ii)  The IPO shall have been consummated.

     (iii) Each Investor (other than GECC) shall have executed and delivered an Agreement to be Bound to the Registration Rights Agreement of the Company in the form of Exhibit C attached hereto.

     (iv) Each Investor shall have executed and delivered necessary documentation reasonably satisfactory to the parties hereto, to become a party to the Stockholders' Agreement.

      (b)  Representations and Warranties.  All of the representations and
           ------------------------------
warranties of the Investors contained herein or in any of the other Documents shall be true and correct in all material respects on and as of the Closing Date, except for those representations and warranties of the Investors that speak as of a certain date, which representations and warranties shall have been true and correct in all material respects as of such date, both before and after giving effect to the transactions contemplated hereby and by the other Documents.

      (c)  Compliance with Agreements.  Each Investor shall have performed and
           --------------------------
complied in all material respects with all agreements, covenants and conditions contained herein, in each of the other Documents to which it is a party and in any other document contemplated hereby or thereby which are required to be performed or complied with by such Investor on or before the Closing Date.

      (d)  No Material Judgment or Order.  There shall not be any judgment or
           -----------------------------
order of a court of competent jurisdiction or any ruling of any Federal, state or local Governmental Body that prohibits the sale or issuance of the Securities to the Investors or that would subject the Company to any material penalty or liability if the Securities were to be issued and sold hereunder or the other Transactions are consummated.

      (e)  HSR Act.  The waiting period under the HSR Act applicable to the
           -------
Transactions shall have been terminated.

      (f)  Material Proceedings.  No Proceeding shall have been pending or
           --------------------
threatened as of the Closing Date to restrain, prohibit or otherwise challenge the Transactions, nor shall any Governmental Body have notified any party to this Agreement that the consummation of the Transactions hereby would constitute a violation of the laws of the United States or the laws of any State thereof or the laws of the jurisdiction to which such Governmental Body is subject and that it intends to commence proceedings to restrain the consummation of such transactions, to force divestiture if the same are consummated or to materially modify the terms or results of such Transactions unless such Governmental Body shall have withdrawn such notice, or has otherwise indicated in writing that it will not take any action.


                                  ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Investors on the date hereof and as of the Closing as follows:

      Section 4.1   Due Incorporation and Good Standing.  The Company has been
                    -----------------------------------
duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties, to conduct its business as currently conducted and as proposed to be conducted and to enter into and perform its obligations under this Agreement and the other Documents to which it is a party. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required.

      Section 4.2   Capitalization.  (a)  The capitalization of the Company as
                    --------------
of December 31, 1998 is as described on Schedule 4.2.  As of the Closing Date,
                                        ------------
after giving effect to the Transactions and immediately after the closing of the IPO, the capitalization of the Company will be as described as "pro forma as adjusted" on Schedule 4.2. Except as described as "pro forma as adjusted" on
            -------------
Schedule 4.2, as of the Closing and after giving effect to the Transactions, no
------------
Equity Interests of the Company will be issued or outstanding and there will be no options, agreements, instruments or securities relating to the issued or unissued Equity Interests of the Company or any Subsidiary of the Company, or obligating the Company or any Subsidiary of the Company to issue, transfer, grant or sell any Equity Interests in the Company or any Subsidiary.

      (b) The Company has complied in all material respects with all federal and state securities laws in connection with the issuance of all outstanding Equity Interests.

      (c) Except as listed on Schedule 4.2, and except as contemplated by the
                              ------------
Documents, there are no preemptive rights, voting agreements, transfer restrictions (except those imposed by applicable federal and state securities laws) or registration rights (except as set forth in the Registration Rights Agreement) affecting the Equity Interests in the Company.

      Section 4.3   Subsidiaries.  Schedule 4.3 hereto sets forth a list of all
                    ------------   ------------
Subsidiaries of the Company and the respective state or jurisdiction of incorporation or organization. Except as set forth on Schedule 4.3, all of the
                                                      ------------
issued or outstanding Equity Interests of such Subsidiaries have been duly and validly issued and are fully paid and nonassessable and are owned, directly or indirectly, by the Company. Each Subsidiary of the Company is duly incorporated and is in good standing in its respective state or jurisdiction of incorporation and has the corporate authority to own, lease or operate its properties and to conduct its business as currently conducted and as proposed to be conducted. Each Subsidiary of the Company is duly qualified to transact business and is in good standing as a foreign corporation in each state or jurisdiction in which such qualification is required, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

       Section 4.4  Authority.  The Company has all necessary corporate power
                    ---------
and authority to execute and deliver this Agreement and each of the other Documents to which it is a party, and to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby (the "Transactions"). The execution and delivery of this Agreement and the
      ------------
other Documents to which it is a party have been authorized by all necessary corporate action on the part of the Company and no other corporate proceedings or approvals are required on the part of the Company to authorize this Agreement or the other Documents to which it is a party or to consummate the Transactions. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Investors, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

       Section 4.5  Authorization, Etc. of Shares.  The issuance and sale of the
                    -----------------------------
Shares have been duly authorized by all necessary corporate action on the part of the Company and the Shares, when issued to the Investors for the consideration set forth herein, will be duly authorized, validly issued and fully paid and non-assessable, free of preemptive rights with no personal liability attached to the ownership thereof.

       Section 4.6  Authorization, Etc. of Warrant Agreement and Warrant Shares.
                    -----------------------------------------------------------
The Warrant Agreement has been duly authorized by all necessary corporate action on the part of the Company and, at the Closing, will be validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Investors, will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Company has duly authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants and the Warrant Shares, when issued upon exercise of the Warrants in accordance with the terms of the Warrant Agreement and the Warrants, will be duly authorized, validly issued and fully paid and nonassessable, free of preemptive rights with no personal liability attached to the ownership thereof.

       Section 4.7  No Violation or Conflict; No Default.  (a)  Neither the
                    ------------------------------------
execution, delivery or performance of this Agreement or any of the other Documents by the

Company, nor the compliance with its obligations hereunder or thereunder, nor the consummation of the transactions contemplated hereby and thereby, nor the issuance, sale or delivery of the Securities will:

      (1) violate or conflict with any provision of the Charter Documents of the Company or any of its Subsidiaries;

      (2) violate or conflict with any statute, law, rule or regulation or any judgment, decree, order, regulation or rule of any court or governmental authority or body (collectively, "Laws") applicable to the Company or any of
                                     ----
   its Subsidiaries or by which any of their respective properties or assets may be subject; or

      (3) violate, be in conflict with, or constitute a breach or default (or any event which, with the passage of time or notice or both, would become a default) under, or permit the termination of, or require the consent of any Person under, result in the creation or imposition of any Lien upon any property of the Company or its Subsidiaries under, result in the loss (by the Company or any Subsidiary) or modification in any manner adverse to the Company and its Subsidiaries of any right or benefit under, or give to any other Person any right of termination, amendment, acceleration, repurchase or repayment, increased payments or cancellation under, any mortgage, indenture, note, debenture, agreement, lease, license, permit, franchise or other instrument or obligation, whether written or oral (collectively, "Contracts")
                                                                     ---------
   to which the Company or any of its Subsidiaries is a party or by which their properties may be bound or affected, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (b) The execution and delivery of this Agreement and the other Documents to which the Company is a party do not, and the performance of its obligations under this Agreement and the other Documents and the consummation of the Transactions will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body under any Laws, except for (i) notification pursuant to, and expiration or termination of the
            -
waiting period under, the HSR Act and (ii) required filings under the Securities
                                       --
Act or state "blue sky" laws.

       Section 4.8  No Material Adverse Change; Financial Statements.  (a)
                    ------------------------------------------------
Except as set forth on Schedule 4.8 hereto, subsequent to December 31, 1998,
                       ------------
there has not been (i) any material adverse change in the properties, business, prospects, operations, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, (ii) any asset or property of the Company made subject to a Lien of any kind, other than a Permitted Lien, (iii) any waiver of any valuable right of the Company or any Subsidiary, or the cancellation of any material debt or material claim held by the Company or any

Subsidiary, (iv) any payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Company, or any agreement or commitment therefor,
(v) any mortgage, pledge, sale, assignment or transfer of any material tangible or intangible assets of the Company, except in the ordinary course of business,
(vi) any loan by the Company or any Subsidiary to any officer, director, employee, consultant or direct or indirect stockholder or any agreement or commitment therefor in excess of $100,000, other than travel expense advances made by the Company to its officers, directors, employees, consultants or stockholders in the ordinary course of business, (vii) any material damage, destruction or loss (whether or not covered by insurance) affecting the assets of the Company or any Subsidiary or (viii) any increase, direct or indirect, in the compensation paid or payable to any officer, director, employee or consultant of the Company or any Subsidiary other than in the ordinary course of business.

      (b) The Company has heretofore furnished the Purchasers with a true and complete copy of (i) the audited financial statements of iXL Interactive Excellence, Inc. (n/k/a iXL, Inc.) as of and for the years ended December 31, 1993, 1994 and 1995, and as of and for the four-month period ended April 30, 1996; (ii) audited combined financial statements for Creative Video, Inc. (n/k/a iXL, Inc.), Creative Video Library, Inc. and Entrepreneur Television, Inc. as of and for the years ending December 31, 1993, 1994 and 1995, and as of and for the four-month period ended April 30, 1996; (iii) the audited consolidated financial statements for the Company and its Subsidiaries as of and for the eight months ended December 31, 1996; (iv) the audited consolidated financial statements for the Company and its Subsidiaries as of and for the year ending December 31, 1997; and (v) the audited consolidated financial statements for the Company and its Subsidiaries as of and for the year ending December 31, 1998. Such financial statements present fairly in all material respects the consolidated financial position, results of operations, cash flows, and shareholders' equity of the Company at the respective dates or for the respective periods to which they apply. Except as disclosed therein, such statements and related notes have been prepared each in accordance with GAAP consistently applied throughout the periods involved. Except as set forth on Schedule 4.8, since December 31, 1998,
                                         ------------
neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations (whether absolute, accrued, fixed, contingent, liquidated, unliquidated or otherwise and whether due or to become due) of any nature, except for liabilities, obligations or contingencies (a) which are reflected in the audited balance sheet of the Company at December 31, 1998, (b) which were incurred in the ordinary course of business after December 31, 1998 and consistent with past practices, (c) which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (d) which arise as a result of this Agreement or the other Documents. Since December 31, 1998, there has been no change in any significant accounting (including tax accounting) policies, practices or procedures of the Company or its Subsidiaries. All financial statements concerning the Company and its Subsidiaries that will hereafter be furnished by the Company and its Subsidiaries to the Investors or any Holder pursuant to this Agreement will be prepared in accordance with GAAP consistently applied (except as disclosed therein) (except for, in the case of the unaudited financial statements, the exclusion of footnotes and normal year end adjustments) and will present fairly in all material respects the financial condition of the entities covered thereby as at the dates thereof and the results of their operations for the periods then ended.

      (c) Except as set forth on Schedule 4.8, the Company has good and marketable title to all properties, interests in properties and assets, real, personal and mixed, tangible or intangible, used in the conduct of its business, free and clear of all Liens other than Permitted Liens.

       Section 4.9  Full Disclosure.  Neither this Agreement, the financial
                    ---------------
statements referred to in Section 4.8 nor any Document contains any untrue
                          -----------
statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

       Section 4.10  Private Offering.  Assuming the correctness of the
                     ----------------
representations and warranties set forth in Sections 5.2 and 5.3, and the
                                            --------------------
compliance by the Investors with Section 6.7 hereof, the offer and sale of the
                                 -----------
Securities to the Investors hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act.

       Section 4.11  No Brokers.  Except as may be set forth on Schedule 4.11,
                     ----------                                 -------------
the Company has not engaged any broker, finder, commission agent or other such intermediary in connection with the sale of the Securities and the transactions contemplated by this Agreement and the other Documents, and the Company is under no obligation to pay any broker's or finder's fee or commission or similar payment in connection with such transactions.

       Section 4.12  Litigation.  (a)  Except as set forth on Schedule 4.12,
                     ----------                               -------------
there is no Proceeding, whether commenced, or to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties or assets, except for such Proceedings that would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect, and there is no Proceeding seeking to restrain, enjoin, prevent the consummation of or otherwise challenge this Agreement or any of the other Documents or the Transactions.

      (b) Neither the Company nor any of its Subsidiaries is subject to (i) any judgment, order or decree of any Governmental Body or (ii) any rule or regulation of any

Governmental Body that has had a Material Adverse Effect or that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

       Section 4.13  Labor Relations.  (a)  Neither the Company nor any of its
                     ---------------
Subsidiaries, nor any Person for whom the Company or any of its Subsidiaries is or may be responsible by law or contract, is engaged in any unfair labor practice that would reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. There is (i) no unfair labor practice charge or complaint pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any Person for whom the Company or any of its Subsidiaries is or may be responsible by law or contract, before the National Labor Relations Board or any corresponding state, local or foreign agency, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending or threatened, (ii) no strike, labor dispute, slowdown or stoppage pending or threatened against the Company or any of its Subsidiaries, or any Person for whom either the Company or any of its Subsidiaries is or may be responsible by law or contract, and (iii) no union representation claim or question existing with respect to the employees of the Company or any of its Subsidiaries, or any Person for whom either the Company or any of its Subsidiaries is or may be responsible by law or contract, and no union organizing activity taking place. Neither the Company nor any of its Subsidiaries, nor any Person for whom the Company or any of its Subsidiaries is or may be responsible by law or contract, is a party to any collective bargaining agreement.

       (b) Except as disclosed on Schedule 4.13 or such as would not reasonably
                                  -------------
be expected to result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries has violated any Laws relating to employment or employment practices or the terms and conditions of employment, including, without limitation, discrimination in the hiring, promotion or pay of employees, wages, hours of work, plant closings and layoffs, collective bargaining, immigration and occupational safety and health. Except as disclosed on Schedule 4.13, to
                                                            -------------
the knowledge of the Company or any of its Subsidiaries, no charges with respect to or relating to the Company or any of its Subsidiaries are pending before the Equal Employment Opportunity Commission or any other corresponding state agency, and the Company and each of its Subsidiaries have at all times been in material compliance with all Legal Requirements prohibiting discrimination in the workplace including, without limitation, Legal Requirements that prohibit discrimination and/or harassment on account of race, national origin, religion, gender, disability, age, immigration status, workers compensation status or otherwise.

       Section 4.14  Taxes.  Except as otherwise disclosed in Schedule 4.14:
                     -----                                    -------------

       (a) The Company and its Subsidiaries have timely filed or will timely file or cause to be timely filed, all Tax Returns (or extensions) required by any Laws to be filed by any of them prior to or as of the Closing Date (other than non-material sales tax returns). All such Tax Returns and amendments thereto are or will be true, complete and correct in all material respects.

      (b) The Company and its Subsidiaries have paid, or where payment is not yet due, have established, or will establish or cause to be established on or before the Closing Date, an adequate accrual for the payment of, all Taxes due with respect to any period ending prior to or as of the Closing Date.

      (c) No Audit by a Tax Authority is pending or threatened with respect to any Tax Returns filed by, or Taxes due from, the Company or its Subsidiaries. No issue has been raised by any Tax Authority in any Audit of the Company or its Subsidiaries that if raised with respect to any other period not so audited would reasonably be expected to result in a material proposed deficiency for any period not so audited. No deficiency or adjustment for any Taxes has been threatened, proposed, asserted or assessed against the Company or its Subsidiaries. There are no liens for Taxes upon the assets of the Company or its Subsidiaries, except liens for current Taxes not yet due.

      (d) Neither Company nor its Subsidiaries have given or been requested to give any waiver of statutes of limitations relating to the payment of Taxes or has executed powers of attorney with respect to Tax matters, which will be outstanding as of the Closing Date.

      (e) Neither the Company nor its Subsidiaries are a party to, or are bound by any tax sharing, cost sharing or similar agreement or policy relating to Taxes.

      (f) Neither the Company nor its Subsidiaries have entered into agreements that would result in the disallowance of any tax deductions pursuant to
   Section 280G of the Code.  No "consent" within the meaning of Section 341(f)
   ------------                                                  --------------
   of the Code has been filed with respect to the Company or its Subsidiaries.

      Section 4.15  Environmental Matters.  (a)  Each of the Company and its
                    ---------------------
Subsidiaries is in compliance with all Environmental Laws, except where such non-compliance would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any written communication that alleges that the Company or its Subsidiaries is not in compliance with any Environmental Laws, and there are no circumstances that may prevent or interfere with such compliance in the future.

      (b) There is no Environmental Claim pending or to the knowledge of the Company threatened against the Company or any of its Subsidiaries with respect to the operations or business of the Company or its Subsidiaries, or against any person or entity whose liability for any Environmental Claim the Company or its Subsidiaries has retained or assumed either contractually or by operation of law.

      (c) To the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that could form the basis of any Environmental Claim against the Company or its Subsidiaries, or against any person or entity whose liability for any Environmental Claim the Company or its Subsidiaries has retained or assumed either contractually or by operation of law, which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      (d) Without in any way limiting the generality of the foregoing, Schedule
                                                                       --------
4.15(d) sets forth (i) all permits, licenses and other governmental
-------
authorizations held by the Company and its Subsidiaries, or required for any of their operations or business, under any Environmental Law, including the current status of each such permit, license and authorization, (ii) all on-site and to the knowledge of the Company off-site locations where the Company or any of its Subsidiaries has stored, disposed or arranged for the disposal of Materials of Environmental Concern, (iii) to the knowledge of the Company, all underground storage tanks, and the capacity and contents of such tanks, located on property owned, leased or controlled by the Company or its Subsidiaries, (iv) to the knowledge of the Company, the location and condition of any asbestos or lead (including furnishings or lead-based paints) contained in or forming part of any building, building component, structure or office space owned, leased or controlled by the Company or its Subsidiaries, and (v) to the knowledge of the Company, all PCBs or PCB-containing items that are used or stored at any property owned, leased or controlled by the Company or its Subsidiaries.

      Section 4.16  ERISA.  (a)  Except as set forth on Schedule 4.16, neither
                    -----                               -------------
the Company nor its Subsidiaries, or any other trade or business, whether or not incorporated that together with the Company or its Subsidiaries would be deemed a "single employer" (within the meaning of Section 4001 of ERISA (an "ERISA
                                                                      -----
Affiliate") is a "party in interest" (as defined in Section 3(14) of ERISA) or a
---------
"disqualified person" (within the meaning of Section 4975 of the Code), with respect to any profit-sharing, pension or retirement plan, program, arrangement or agreement, or any other "employee benefit plan" (within the meaning of
Section 3(3) of ERISA) or any "plan" (within the meaning of Section 4975 of the
Code) (collectively, each such plan, program, arrangement or agreement an "Employee Benefit Plan").
----------------------

      (b) With respect to each Employee Benefit Plan: (i) each Employee Benefit Plan has been administered in compliance in all material respects with its terms, including, but not limited to, any provisions relating to contributions thereunder, and is in compliance in all material respects with the applicable provisions of ERISA, the Code and all other Laws as they relate to such Employee Benefit Plans; (ii) no "employee pension benefit plan" (as defined in Section 3(2) of ERISA) has been the subject of a "reportable event" (as defined in
Section 4043 of ERISA) and there have been no "prohibited transactions" (as described in Section 4975 of the Code or Title I of ERISA) effected by the Company or its Subsidiaries with respect to any Employee Benefit Plan and, to the knowledge of the Company and its Subsidiaries, there have been no "prohibited transactions" (as described in Section 4975 of the Code or Title I of ERISA) effected by any Person other than the Company or its Subsidiaries with respect to any Employee Benefit Plan; (iii) there are no proceedings, suits or material claims (other than routine claims for benefits) pending or to the knowledge of the Company or its Subsidiaries threatened with respect to any Employee Benefit Plan, the assets of any trust thereunder or the Employee Benefit Plan sponsor with respect to the design or operation of any Employee Benefit Plan; (iv) no condition exists or event or transaction has occurred in connection with any Employee Benefit Plan that has resulted or is reasonably likely to result in the Company or its Subsidiaries or any such ERISA Affiliate incurring any liability, fine or penalty except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(v) no Employee Benefit Plan is or ever has been subject to Title IV of ERISA and neither the Company nor its Subsidiaries has any liability under Title IV of ERISA, whether actual or contingent; and (vi) no amounts payable pursuant to any Employee Benefit Plan will, in connection with the Transactions, fail for any reason to be deductible for Federal income tax purposes.

      Section 4.17  Intellectual Property Rights.  Each of the Company and its
                    ----------------------------
Subsidiaries owns or possesses adequate licenses or other rights to use all Intellectual Property Rights material to its business as currently conducted and as proposed to be conducted, and neither the Company nor any of its Subsidiaries has received any written notice of infringement of or conflict with asserted rights of others with respect to the use of Intellectual Property Rights, which would reasonably be expected to result in any Material Adverse Effect. To the knowledge of the Company, all Intellectual Property Rights material to its business as currently conducted and as proposed to be conducted are valid and enforceable and the Company has performed all acts and has paid all required fees and taxes to maintain all registrations and applications of such Intellectual Property Rights in full force and effect. Neither the Company nor any of its Subsidiaries, in the conduct of their business as now conducted or as proposed to be conducted, infringes or conflicts with any right of any third party, known to the Company, where such infringement or conflict would reasonably be expected to result in any Material Adverse Effect. Neither the Company nor any of its Subsidiaries is, nor will it be as a result of the execution and delivery of this Agreement and the other Documents or the performance of any obligations hereunder and thereunder, in breach of any license or other agreement relating to any Intellectual Property Rights, except as would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, no third party is infringing or has infringed any Intellectual Property Rights of the Company or its Subsidiaries.

       Section 4.18  Compliance with Laws.  Each of the Company and its
                     --------------------
Subsidiaries has obtained and has maintained in good standing any licenses, permits, consents and authorizations required to be obtained by it under all Legal Requirements relating to its business, the absence of which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and any such licenses, permits, consents and authorizations remain in full force and effect, except as to any of the foregoing the absence of which would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. Each of the Company and its Subsidiaries is in compliance, in all material respects, with all Laws and there is no pending or, to the Company's knowledge, threatened, Proceedings against either the Company or its Subsidiaries pursuant to any Legal Requirements, other than any such Proceedings which, if adversely determined, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

       Section 4.19  Agreements.  Except as set forth on Schedule 4.19 hereto,
                     ----------                          -------------
the Company and its Subsidiaries are not a party to any written or oral (a) Contract with any labor union; (b) material Contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of normal operating requirements; (c) Contract for the employment of any officer, individual employee or other person on a full-time basis or any contract with any Person on a consulting basis providing for a payment to such officer, employee or other person in excess of $250,000 per year; (d) agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or otherwise placing a material Lien on any assets of the Company; (e) guaranty of any material obligation for borrowed money; (f) material lease or agreement under which the Company is lessee of or holds or operates any property, real or personal, owned by any other party; (g) material lease or agreement under which the Company is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company; (h) agreement or other commitment for capital expenditures in excess of $1,000,000; (i) Contract, agreement or commitment under which the Company is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party in connection with the Transactions; or (j) any other Contract, agreement, arrangement or understanding, other than customer contracts, which is material to the business of the Company. All such Contracts constitute the valid and binding obligations of the Company and, to the knowledge of the Company, the other parties thereto, enforceable in accordance with their terms, except as enforcement may be limited by general principles of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally. For the purposes of this
Section 4.19, "material" shall mean any Contract involving more than $2,000,000.
------------

       Section 4.20  Year 2000.  The Company represents and warrants that its
                     ---------
computer system and software are able to accurately process date data, including but not limited to, calculating comparing and sequencing from, into and between the twentieth century (throughout the year 1999), the year 2000 and the twenty-first century, including leap year calculations.

       Section 4.21  SEC Reports.  None of the Company's filings with the SEC,
                     -----------
including, without limitation, the Company's Registration Statement on Form S-1 relating to the IPO, contain any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

       Section 4.22  Stockholders' Agreement.  As of the Closing, the
                     -----------------------
Stockholders' Agreement of the Company shall have been amended and restated substantially in the form as heretofore presented to GECC by the Company.


                                   ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR

       Each Investor (as to itself only) represents and warrants to the Company that:

       Section 5.1   Organization and Standing.  Such Investor is a corporation
                     -------------------------
or other legally recognizable entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

       Section 5.2   Purchase for Own Account.  Such Investor is purchasing the
                     ------------------------
Securities to be purchased by it solely for its own account and not as nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any current distribution thereof (within the meaning of the Securities Act) that would cause the original purchase of the Securities to be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of such Securities pursuant to a registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control.

       Section 5.3  Accredited Investor; No Solicitation.  (a) Such Investor is
                    ------------------------------------    -
knowledgeable, sophisticated and experienced in business and financial matters and in investing in privately held and public business enterprises; it has previously invested in securities similar to the Securities and it acknowledges that the Securities have not been registered under the Securities Act and understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement; it is able to bear the economic risk of its investment in the Securities and is presently able to afford the complete loss of such investment; and it is an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

          (b)    Neither Investor made its investment decision to purchase the
           -
Securities based on any form of general solicitation or general advertising used by the Company, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

       Section 5.4  Qualified Institutional Buyer.  Such Investor is a
                    -----------------------------
"qualified institutional buyer" as defined in Rule 144A promulgated under the Securities Act.

       Section 5.5  Authorization.  Each Investor has taken all actions
                    -------------
necessary to authorize it (i) to execute, deliver and perform all of its
                           -
obligations under this Agreement, (ii) to perform all of its obligations under
                                   --
the Documents and (iii) to consummate the transactions contemplated hereby and
                   ---
thereby. This Agreement is a legally valid and binding obligation of each Investor enforceable against it in accordance with its terms, except for (a) the
                                                                          -
effect thereon of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and (b)
                                                                             -
limitations imposed by Federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions thereof and upon the availability of injunctive relief or other equitable remedies.

       Section 5.6  ERISA.  Each such Investor represents that either:
                    -----

       (a) it is not acquiring the Securities for or on behalf of any Employee Benefit Plan;

       (b) the assets used to acquire the Securities are assets of an insurance company general account and the purchase of the Securities would be exempt under the provisions of Prohibited Transaction Class Exemption 95-60;

       (c) the assets used to acquire the Securities are assets of a "venture capital operating company" or "real estate operating company" (as defined in 29 C.F.R ' 25 10.3-101); or

       (d) if it is otherwise acquiring the Securities on behalf of an employee pension benefit plan, an employee welfare benefit plan or a "Plan," either directly or through an investment fund (such as a bank collective investment fund or insurance company pooled separate account), then, assuming that the plans identified to such Investor by the Company in writing are the only employee benefit plans (as defined in Section 3 of ERISA) or Plans with respect to which the Company is a "party in interest" or "disqualified person" (as such terms are defined in section 3 of ERISA and section 4975 of the Code, respectively), either

       (i) no part of the funds to be used to purchase the Securities constitutes assets allocable to any trust that contains assets of any of such employee benefit plans, or

       (ii) exemption from the prohibited transaction rules applies such that the use of such funds does not constitute a non-exempt prohibited transaction in violation of section 406 of ERISA or section 4975 of the Code, which could be subject to a civil penalty assessed pursuant to section 502 of ERISA or a tax imposed under section 4975 of the Code.


                                   ARTICLE VI

                                   COVENANTS

       Section 6.1  Compliance with Laws; Maintenance of Licenses.  The Company
                    ---------------------------------------------
shall, and shall cause each of its Subsidiaries to, comply with all Legal Requirements (including all Environmental Laws) to which any of them is subject, and maintain, obtain and keep in effect all licenses, permits, franchises and other governmental authorizations necessary to the ownership or operation of its properties or the conduct of its businesses, except to the extent that the failure to so comply or maintain, obtain and keep in effect would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

       Section 6.2  Inspection of Properties and Records.  Until the closing of
                    ------------------------------------
the IPO, the Company agrees to allow, and to cause each of its Subsidiaries to allow, each Investor or subsequent Holder who continues to hold Shares with an original cost of at least $1,000,000 (or, such Persons as any of them may designate) (individually and collectively, "Inspectors"), subject to appropriate
                                            ----------
agreements as to confidentiality, (i) to visit and
                                   -
inspect any of the properties of the Company or any of its Subsidiaries, (ii) to
                                                                          --
examine all their books of records, reports and other papers and to make copies and extracts therefrom, (iii) to discuss its affairs, finances and accounts with
                         ---
its officers employees, and (iv) to discuss the financial condition of the
                             --
Company and Subsidiaries with their independent accountants upon reasonable notice to the Company of its intention to do so and so long as the Company shall l be given the reasonable opportunity to participate in such discussions (and by this provision the Company authorizes such accountants to have such discussions with the Inspectors). All such visits, examinations and discussions set forth in the preceding sentence shall be at such reasonable times and as often as may be reasonably requested.

      Section 6.3  Financial Statements.  (a)  Until the closing of the IPO,
                   --------------------
the Company will deliver to each Investor or subsequent Holder who continues to hold Shares with an original cost of at least $1,000,000:

      (i) Not more than 30 days after the end of each month, a consolidated balance sheet of the Company as at the end of such month and the related consolidated statements of income of the Company for such month and (in the case of all months other than the first month of such fiscal year) for the period from the beginning of the current fiscal year to the end of such month, and setting forth, in each case in comparative form, figures for the corresponding month and each previous month and period in the Company's budget for the current fiscal year, certified by the chief financial officer of the Company as fairly presenting in all material respects the financial condition of the Company as at the dates indicated and the results of their operations for the periods indicated, prepared in accordance with GAAP consistently applied except for the absence of footnotes and subject to changes resulting from periodic adjustments; and

      (ii) Not more than 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company as of such year and the related consolidated statements of income and cash flows of the Company for such year, corresponding figures from the preceding fiscal year, and in the case of such consolidated financial statements, accompanied by a report thereon of PriceWaterhouseCoopers or such other independent public accountants of recognized national standing selected by the Company, which report shall state that such consolidated financial statements were prepared in accordance with GAAP consistently applied and present fairly in all material respects the consolidated financial condition of the Company as of the dates indicated; and

      (b) Following the closing of the IPO, the Company will deliver to each Investor or subsequent Holder who owns Shares all financial information made available generally to its stockholders.

       Section 6.4  Indemnification for Finder's Fees.  The Company hereby
                    ---------------------------------
agrees to indemnify each Investor, each Affiliate of an Investor, and each director, officer, partner, employee, counsel, agent or representative thereof against and hold them harmless from all losses, claims, damages or other liabilities arising from any finder's or other brokers or investment banker fees with respect to any finder, broker or investment banker retained by or authorized to act on behalf of, the Company or any of its Subsidiaries with respect to the transactions contemplated hereunder.

       Section 6.5  Publicity; Press Releases.  Neither the Company nor any of
                    -------------------------
the Investors shall issue any press release or make any public disclosure regarding the Investors' investment in the Company contemplated hereby (other than as set forth in the Registration Statement, any amendment thereto or any other securities laws filing) unless such press release or public disclosure is approved by a majority in interest of the Investors or the Company, as the case may be, in advance.

       Section 6.6  Lock Up.  Each Investor agrees that it shall not Transfer
                    -------
any shares of Common Stock or Warrant Shares for 180 days after any underwritten public offering of shares of Common Stock (including in the IPO) unless the managing underwriter for such offering decides such restriction is unnecessary, and each Investor agrees to execute any agreement or document reasonably requested by any such underwriter which relates to such restriction; provided, however, that this Section 6.6 shall not apply to transfers to an Investor's Affiliates or pursuant to the exercise of any incidental registration rights of an Investor.

       Section 6.7  No Purchases in the IPO.  Each Investor agrees that it shall
                    -----------------------
not purchase any shares of the Common Stock in the IPO. GE Capital Equity Investments, Inc. further agrees that it shall send written notice to the General Counsel of each of the subsidiaries of General Electric Capital Corporation advising them that such subsidiaries should not purchase any shares of the Common Stock in the IPO.

       Section 6.8  HSR Filing.  Each party hereto agrees to (i) take reasonable
                    ----------                                -
best efforts to prepare and file, as soon as practicable after the date hereof, but in any event in not more than 15 Business Days from the date hereof, the notification required by it under the HSR Act with respect to the Transactions,
(ii) request early termination of the waiting period with respect thereto,
 --
and (iii) diligently respond to any inquiries arising therefrom.
     ---

                                  ARTICLE VII

                                 MISCELLANEOUS

       Section 7.1  Notices.  All notices, demands, requests, consents or
                    -------
approvals (collectively, "Notices") required or permitted to be given hereunder
                          -------
or which are given
with respect to this Agreement shall be in writing and shall be personally delivered or mailed, registered or certified, return receipt requested, postage prepaid (or by a substantially similar method), or delivered by a reputable overnight courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or such other address (and with such other copy) as such party shall have specified most recently by written notice. Notice shall be deemed given or delivered on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given or delivered on the third Business Day following the date mailed or on the next Business Day following delivery of such notice to a reputable overnight courier service.

   To the Company:

      iXL Enterprises, Inc.
      Two Park Place
      1888 Emery Street, 2nd Floor
      Atlanta, Georgia, 30318
      Attention:  Mr. M. Wayne Boylston
      Telecopy No.:  (404) 267-3801

   with a copy (which shall not constitute Notice) to:

      Minkin & Snyder, PC
      One Buckhead Plaza
      3060 Peachtree Street, N.E., Suite 1100
      Atlanta, Georgia 30305
      Attn:  James S. Altenbach, Esq.
      Telecopy No.:  (404) 261-5064

   with an additional copy (which shall not constitute Notice) to:

      Kelso & Company
      320 Park Avenue
      24th Floor
      New York, New York 10022
      Attn: James J. Connors II, Esq.
      Telecopy No.:  (212) 223-2379

   with an additional copy (which shall not constitute Notice) to:

      Debevoise & Plimpton
      875 Third Avenue
      New York, New York 10022
      Attn: Margaret A. Davenport, Esq.
      Telecopy No.:  (212) 909-6836

   To the Investors:

      To the address specified on the signature page executed by each such Investor.

   with a copy (which shall not constitute Notice) to:

      Weil, Gotshal & Manges LLP
      767 Fifth Avenue
      New York, New York 10153
      Attn: William Gutowitz, Esq.
      Telecopy No.: (212) 310-8007

      Section 7.2  Successors and Assigns.  This Agreement shall be binding
                   ----------------------
upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that (i) neither this Agreement nor
                                                 -
any rights or obligations hereunder may be transferred or assigned by the Company (except by operation of law in any merger) and (ii) neither this
                                                        --
Agreement nor any rights or obligations hereunder may be transferred or assigned by any Investor except to any Affiliate to whom such Investor has transferred Securities.

      Section 7.3  No Waivers; Amendments.  (a)  No failure or delay by any
                    ----------------------
party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      (b) This Agreement may not be amended or modified, nor may any provision hereof be waived, other than by a written instrument signed by (x) the Company
                                                                -
and (y) each Investor.
     -

      Section 7.4  Counterparts.  This Agreement may be signed in counterparts,
                   ------------
each of which shall constitute an original and which together shall constitute one and the same agreement.

       Section 7.5  Section Headings.  The section headings contained in this
                    ----------------
Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

       Section 7.6  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY
                    ---------------------------------------------------------
TRIAL.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
-----
LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

       EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY AGREES THAT IT WILL NOT COMMENCE ANY SUCH ACTION IN ANY OTHER JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH ACTION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE INVESTORS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

       EACH OF THE PARTIES HERETO HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE INVESTORS' INVESTMENT IN THE COMPANY CONTEMPLATED HEREBY. THE SCOPE OF THIS JURY TRIAL WAIVER SHALL BE LIMITED TO DISPUTES BETWEEN THE COMPANY AND THE INVESTORS AND SHALL NOT EXTEND TO DISPUTES BETWEEN THE COMPANY AND ANY OTHER PERSON.

       Section 7.7  Entire Agreement.  This Agreement, together with the other
                    ----------------
Documents, constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

       Section 7.8  Severability.  Any term or provision of this Agreement which
                    ------------
is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdictions, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

       Section 7.9  Further Assurances.  The Company shall, and shall cause each
                    ------------------
of its Subsidiaries to, at its cost and expense, upon request of any Investor or Holder, duly execute and deliver, or cause to be duly executed and delivered, to such Investor or Holder such further instruments and do or cause to be done such further acts as may be necessary or proper in the reasonable opinion of such Investor or Holder to carry out more effectually the provisions and purposes of this Agreement and the other Documents.

       Section 7.10  No Survival of Representations and Warranties; No Recourse.
                     ----------------------------------------------------------
The representations and warranties in this Agreement shall not survive the Closing, other than the representations and warranties of the Company set forth in Sections 4.4, 4.5, 4.6, 4.7, 4.10 and 4.21 hereof, which shall survive until the first anniversary of the Closing. In no event shall the Investors have any recourse against the present or former directors, officers or stockholders of the Company or any of its Affiliates with respect to any representation, warranty or agreement made by the Company in this Agreement, except in the case of fraud, in which case the Investor's right shall be governed by applicable law.


       Section 7.11  Termination.  At any time after August 31, 1999, any
                     -----------
party may terminate this Agreement if the Closing shall not have taken place by August 31, 1999, unless the failure to consummate the Closing is the result of a willful and material breach by the party seeking to terminate this Agreement. In the event of the termination of this Agreement pursuant to this Section 7.11, this Agreement shall be of no further force and effect.

       Section 7.12  Disclosure of Financial Information.  Each Holder is hereby
                     -----------------------------------
authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Company or each of its Subsidiaries which may be furnished to it hereunder or otherwise, to any other Holder, any court, Governmental Body claiming to have jurisdiction over such Holder, to the National Association of Insurance Commissioners or similar organizations, as may be required or appropriate in response to any summons or subpoena in connection with any litigation, to the extent necessary to comply with any law, order, regulation or ruling applicable to such Holder, or to any rating agency, in order to protect its investment hereunder; provided, however, that prior to disclosing any such information, such Holder shall provide the Company with prompt written notice so that the Company may seek a protective order or other appropriate remedy if the Company reasonably determines that such information must be kept confidential.

       Each Holder is hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Company or each of its Subsidiaries which may be furnished to it hereunder or otherwise, to any Person which shall, or shall have any right or obligation to, succeed to all or any part of such Holder's interest in any of the Securities and this Agreement or to any actual or prospective purchaser or assignee thereof; provided, however, that no disclosure may be made unless such other Person first executes a confidentiality agreement acceptable to the Company with respect to any such information disclosed.

                           [Signature pages follow]

  IN WITNESS WHEREOF, this Securities Purchase Agreement has been duly executed by the parties set forth below as of the date first written above.



                              iXL ENTERPRISES, INC.

                              By: /s/ M. Wayne Boylston
                                 ----------------------------
                              Title: Executive Vice President
                                    -------------------------



Address:
-------

                              GE CAPITAL EQUITY INVESTMENTS, INC.


120 Long Ridge Road           By: /s/ Jeffrey Coats
Stamford, CT 06927               ----------------------------
                              Title: Managing Director
                                    -------------------------

Address:
-------

                              GENERAL ELECTRIC PENSION TRUST


3003 Summer St.               By: General Electric Investment
Stanford, CT 06495                Corporation, its Investment Manager


                              By: /s/ Patrick J. McNeela
                                 -----------------------------
                              Title: Vice President
                                    --------------------------

                                    Annex 1


        Name of Investor                          Securities Purchased

GE Capital Equity Investments, Inc.          1,500,000 shares of Common Stock

                                             1,500,000  Warrants

General Electric Pension Trust               500,000 shares of Common Stock

                                      35